UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Contribution Agreement – Residence Inn by Marriott Fort Collins

On February 1, 2022, Lodging Fund REIT III OP, LP (the “Operating Partnership”), the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”) and RLC V RIFC, LLC (the “RI Contributor”) entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement (the “RI Contribution Agreement”), pursuant to which the RI Contributor agreed to contribute the 113-room Residence Inn by Marriott Fort Collins hotel in Fort Collins, Colorado (the “RI Hotel Property”) to the Operating Partnership. The RI Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC, the Company’s external advisor. The aggregate consideration for the RI Hotel Property under the RI Contribution Agreement is $17,700,000 plus closing costs, subject to adjustment as provided in the RI Contribution Agreement. The majority of the consideration consists of the assumption or refinancing by the Operating Partnership of existing debt secured by the RI Hotel Property. The remaining consideration consists of the issuance by the Operating Partnership of Series T Limited Units of the Operating Partnership. As required by the RI Contribution Agreement, the Operating Partnership will deposit $100,000 into escrow as earnest money pending the closing or termination of the RI Contribution Agreement. Except in certain circumstances described in the RI Contribution Agreement, if the Operating Partnership fails to perform its obligations under the RI Contribution Agreement, it will forfeit the earnest money.

Upon closing, the parties will enter into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the RI Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 4.2% of the value of the Series T Limited Units for the three years after closing, depending upon the net operating income (“NOI”) of the RI Hotel Property during each such applicable year.  The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning either 36 or 48 months, at the RI Contributor’s election, after the closing. The number of Common Limited Units to be issued to the RI Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the RI Hotel Property, less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) the Original Loan Balance, (iii) loan assumption or origination fees and related expenses, (iv) if applicable, costs of prepayment or defeasance and related expenses, (v) PIP and capital expenditures, (vi) operating cash infused by the Company and/or Partnership, (vii) any shortfall of the 10% minimum cumulative yield on Company’s invested capital,  (viii) any other unrealized or unreimbursed costs of operating the RI Hotel Property, and (ix) 2% of the value at conversion to offset transaction costs.

The RI Contribution Agreement contains various covenants, representations and warranties from the respective parties. The acquisition of the RI Hotel Property by the Operating Partnership is subject to certain closing conditions, including the Operating Partnership’s assumption or refinancing of the existing debt secured by the RI Hotel Property. There can be no assurance that the Operating Partnership will complete the acquisition of the RI Hotel Property.

Contribution Agreement – Courtyard by Marriott Fort Collins

On February 1, 2022, Lodging Fund REIT III OP, LP (the “Operating Partnership”), the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”) and RLC-IV CYFC, LLC (the “CY Contributor”) entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement (the “CY Contribution Agreement”), pursuant to which the CY Contributor agreed to contribute the 112-room Courtyard by Marriott Fort Collins hotel in Fort Collins, Colorado (the “CY Hotel Property”) to the Operating Partnership. The CY Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC, the Company’s external advisor. The aggregate consideration for the CY Hotel Property under the CY Contribution Agreement is $15,000,000 plus closing costs, subject to adjustment as provided in the CY Contribution Agreement. The majority of the consideration consists of the assumption or refinancing by the Operating Partnership of existing debt secured by the CY Hotel Property. The remaining consideration consists of the issuance by the Operating Partnership of Series T Limited Units of the Operating Partnership. As required by the CY Contribution Agreement, the Operating Partnership will deposit $100,000 into escrow as earnest money pending the closing or termination of the CY Contribution Agreement. Except in certain circumstances described in the CY Contribution Agreement, if the Operating Partnership fails to perform its obligations under the CY Contribution Agreement, it will forfeit the earnest money.

Upon closing, the parties will enter into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the CY Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 4.5% of the value of the Series T Limited Units for the three years after closing, depending upon the net operating income (“NOI”) of the CY Hotel Property during each such applicable year.  The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning either 36 or 48 months, at the CY Contributor’s election, after the closing. The number of Common Limited Units to be issued to the CY Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the CY Hotel Property, less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) the Original Loan Balance, (iii) loan assumption or origination fees and related expenses, (iv) if applicable, costs of prepayment or defeasance and related expenses, (v) PIP and capital expenditures, (vi) operating cash infused by the Company and/or Partnership, (vii) any shortfall of the 10% minimum cumulative yield on Company’s invested capital,  (viii) any other unrealized or unreimbursed costs of operating the CY Hotel Property, and (ix) 2% of the value at conversion to offset transaction costs.

The CY Contribution Agreement contains various covenants, representations and warranties from the respective parties. The acquisition of the CY Hotel Property by the Operating Partnership is subject to certain closing conditions, including the Operating Partnership’s assumption or refinancing of the existing debt secured by the CY Hotel Property. There can be no assurance that the Operating Partnership will complete the acquisition of the CY Hotel Property.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 1, 2018, Lodging Fund REIT III, Inc. (the “Company”) commenced a private placement offering of up to $100,000,000 in shares of its common stock (the “Offering”). The Company is offering these securities in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D under the Securities Act relating to sales not involving any public offering. The securities are being offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act, and without the use of general solicitation, as that concept is embodied in Regulation D. In addition to sales of common stock for cash, the Company has adopted a dividend reinvestment plan (“DRIP”), which permits stockholders to reinvest their distributions back into the Company. Except as otherwise provided in the offering memorandum for the Offering, the shares offered in the Offering for cash are being offered at an initial price of $10.00 per share, with shares issued pursuant to the DRIP being purchased at an initial price of $9.50 per share.

On June 15, 2020, the Operating Partnership commenced a private placement offering of limited partnership units in the OP, designated as Series GO LP Units, with a maximum offering of $20,000,000, which may be increased to $30,000,000 in the sole discretion of the General Partner, (the “GO Unit Offering”). The Operating Partnership is offering these securities in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering. The securities are being offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act, and without the use of general solicitation, as that concept is embodied in Regulation D. Subject to restrictions on ownership in order to comply with rules governing real estate investment trusts and the terms of the partnership agreement of the Operating Partnership, each holder of Series GO LP Units (a “Series GO Limited Partner”) will have the right to exchange its Series GO LP Units for, at the option of the Operating Partnership, an equivalent number of shares of common stock of the Company (“Common Shares”), or cash equal to the fair market value of the Common Shares (the “Cash Amount”) which would have otherwise been received pursuant to such exchange. The exchange right is not available until all of the following have occurred (the “Exchange Date”):  (i) the Common Shares are listed on a national securities exchange, the sale of all or substantially all of the GP Units and Interval Units held by the Company or any sale, exchange or merger of the Company or the Operating Partnership or, as determined in the sole discretion of the Company, the occurrence of a similar event; (ii) the Series GO Limited Partner has held its Series GO LP Units for at least one year; (iii) the Common Shares to be issued pursuant to the redemption have been registered with the SEC and the registration statement has been declared effective, or an exemption from registration is available; and (iv) the exchange does not result in a violation of the shareholder ownership limitations set forth in the Company’s articles of incorporation. Notwithstanding the above, the Company may waive any of the requirements above in its sole discretion other than (ii) or (iv).

On June 15, 2020, the Operating Partnership established a new series of limited partnership units in the Operating

Partnership, designated as Series T Limited Units (the “Series T Limited Units”).  The Operating Partnership may issue the Series T Limited Units from time to time to persons who contribute direct or indirect interests in real estate to the Operating Partnership.  The Operating Partnership issued an aggregate of 2,918,899 Series T Limited Units to contributors in connection with contributions of hotel properties on February 4, 2021, May 12, 2021, August 3, 2021, December 3, 2021 and January 18, 2022. These securities were issued in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering. The securities were offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act. Subject to the terms of the partnership agreement of the Operating Partnership, each holder of Series T Limited Units (a “Series T Limited Partner”) will have its Series T Limited Units convert into Common Limited Partnership Units of the Operating Partnership (“Common LP Units”) beginning 36 months after the issuance of the Series T Limited Units, at which point the value will be calculated pursuant to the terms of the  partnership agreement of the Operating Partnership and the formula set forth in the contribution agreement between the Operating Partnership and the Series T Limited Partner.  The number of Common LP Units to be issued to the contributor based on such conversion may be higher or lower than the initial valuation of the Series T Limited Units.   Subject to restrictions on ownership in order to comply with rules governing real estate investment trusts and the terms of the partnership agreement of the Operating Partnership, each holder of Common LP Units will have the right to exchange its Common LP Units for, at the option of the Operating Partnership, an equivalent number of Common Shares or the Cash Amount which would have otherwise been received pursuant to such exchange.  The exchange right is not available until the Exchange Date (as defined in the previous paragraph). Notwithstanding the above, the Company may waive any of the requirements of the Exchange Date described in the paragraph above in its sole discretion other than (ii) or (iv). The number of Common LP Units issuable upon conversion of the Series T Limited Units is not determinable at this time, as such number will not be calculated until a future date pursuant to the formula set forth in the applicable contribution agreement entered into between the Operating Partnership and the Series T Limited Partner.  As a result, the number of Common Shares described below in connection with the Series T Limited Unit conversions assumes a projected conversion rate based on the value of the contributed property assigned by third-party appraisals received by the Company on or prior to the date of this filing.

On December 3, 2021, the Operating Partnership commenced a private placement offering of its Common LP Units. The Operating Partnership is offering these securities in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering. The securities are being offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act. Subject to restrictions on ownership in order to comply with rules governing real estate investment trusts and the terms of the partnership agreement of the Operating Partnership, each holder of Common LP Units (a “Common LP Partner”) will have the right to exchange its Common LP Units for, at the option of the Operating Partnership, an equivalent number of Common Shares or the Cash Amount which would have otherwise been received pursuant to such exchange.  The exchange right is not available until the Exchange Date (as defined above). Notwithstanding the above, the Company may waive any of the requirements above in its sole discretion other than (ii) or (iv).

During the period from December 4, 2021 to February 1, 2022, the Company issued and sold 140,214 shares of common stock, including 39,650 shares issued pursuant to the DRIP. The Operating Partnership issued and sold 453,930 Series GO LP Units. The Company and the Operating Partnership received aggregate proceeds of approximately $4.5 million. During the period from December 4, 2021 to February 1, 2022, aggregate selling commissions of $52,260 and marketing and diligence allowances and other wholesale selling costs and expenses of $204,306 were paid in connection with the Offering. During the period from December 4, 2021 to February 1, 2022, aggregate selling commissions of $148,899 and marketing and diligence allowances and other wholesale selling costs and expenses of $28,796 were paid in connection with the GO Unit Offering. As of February 1, 2022, there were 8,422,346 shares of the Company’s common stock, 2,567,419 Series GO LP Units and 247,666 Common LP Units outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: February 7, 2022	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary